Gilder Enterprises, Inc. 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada, USA 89102

September 1, 2004

PRIVATE AND CONFIDENTIAL

Joseph Bowes,
President
Angus Consulting Inc.
3639 Garibaldi Drive
North Vancouver, British Columbia, Canada

Dear Joseph:

Re: Management and Administrative Services Agreement dated April 1, 2004 (the "Agreement")

We confirm our agreement with Angus Consulting Inc. ("Angus Consulting") whereby Angus Consulting has agreed effective as of September 1, 2004 to defer payment of the outstanding unpaid consulting fees under the Agreement that have accrued to September 1, 2004 and the payment of the ongoing consulting fee of $900 per month accruing after September 1, 2004 until such time as we are able to achieve sufficient financing that would enable us to pay these amounts without adversely impacting our ability to continue our business operations.

Yours sincerely,

/s/ Joseph G. Bowes

Joseph G. Bowes

Agreed effective as of the 1st day of September, 2004.

ANGUS CONSULTING INC.

Per:      /s/ Joseph G. Bowes

            Joseph G. Bowes
            President